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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 30, 2003
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                          Doral Financial Corporation
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            (Exact name of registrant as specified in this charter)

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
         Puerto Rico                             0-17224                          66-0312162
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
(State or other jurisdiction of            (Commission File No.)      (IRS Employer Identification No.)
incorporation)
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1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico         00920-2717
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:    (787) 474-6700
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1159 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico  00920-2717
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(Former address)


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ITEM 1-4.  Not Applicable.

ITEM 5.  OTHER EVENTS

         On September 30, 2003, Doral Financial Corporation closed the sale of 1,200,000 shares of its 4.75% Perpetual Cumulative Convertible Preferred Stock in a private offering to qualified institutional buyers pursuant to Rule 144A. Doral Financial Corporation also granted the initial purchasers of the preferred stock an option to purchase up to an additional 180,000 shares of preferred stock.

         The exhibits listed in Item 7 below are hereby incorporated herein by reference.

Item 7.  Exhibits


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         (1) Purchase Agreement, dated as of September 23, 2003, between the
Company and Wachovia Capital Markets, LLC on behalf of itself and as representative of the other Initial Purchasers named therein.

         (4) Certificate of Designation, dated September 25, 2003, including Form of 4.75% Perpetual Cumulative Convertible Preferred Stock included therein.

Item 8-12.  Not Applicable.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             DORAL FINANCIAL CORPORATION



                                             By:       /s/ Mario S. Levis
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                                                          Mario S. Levis
                                                 Senior Executive Vice President



Date: September 30, 2003



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